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THIS NOTE IS A RENEWAL OF AN EXISTING NOTE BETWEEN THE BANK AND THE BORROWER.
NOTE AND SECURITY AGREEMENT                                      [WACHOVIA LOGO]

Date October 21, 1996                                                $800,000.00
     ----------------                                                -----------
FOR VALUE RECEIVED, the undersigned (individually and collectively hereinafter called the "Borrower") hereby promises to pay to the order of WACHOVIA BANK OF GEORGIA, N.A. (hereinafter called the "Lender") at its office where borrowed, in immediately available funds, the sum of EIGHT HUNDRED THOUSAND AND 00/100 dollars together with any unpaid interest hereon from date of advance, in accordance with the terms contained in this Note and Security Agreement (hereinafter referred to as the "Note"). The optional provisions applicable to this Note are checked below.

REPAYMENT:

___  One payment in full of principal and unpaid interest due
___  On Demand
___       Payments of $            beginning              and thereafter


                                                    until

     when the entire principal amount then outstanding and all accrued but unpaid interest shall be paid in full.
 X On Demand * the principal amount set forth above or the unpaid principal amount of all advances which the Lender actually makes hereunder to the Borrower, whichever amount is less. Each advance and each payment made on account of the principal thereof, shall be evidenced on an attachment hereto; provided, however, any such notation or the failure of the Lender or other holder to make any such notation shall not limit or otherwise affect the obligation of the Borrower with respect to repayment of all advances actually made hereunder. This Note and any attachment hereto shall be used to record the outstanding principal balance advanced hereunder until it is surrendered to the Borrower by the Lender, and it shall continue to be used even though there may be periods prior to such surrender when no amount of principal or interest is owing hereunder. If advances of the principal amount hereof are to be made by Lender to the Borrower after the date of this Note, Lender, at its sole discretion, is hereby authorized to make such advances under this Note upon telephonic or written communication of a borrowing request from any person representing himself or herself to be the Borrower or, in the event the Borrower is a partnership or corporation, a duly authorized officer or representative of Borrower.

       * Notwithstanding the above terms and conditions, principal shall be due and payable on demand, but not later than October 1, 1997.**

INTEREST:

Payable:   X    in arrears; ___  in advance.
           X    in addition to the payments described above;
          ___  included in the payments described above.
Payable at the rate per annum of: X  Prime Rate plus  -0-  %;
___     % of Prime Rate;
___     % Fixed;
___ Those rates which may be offered from time to time by the Lender and agreed to by the Borrower and so noted by the Lender on an attachment hereto. In the event of a good faith dispute among the parties to this Note as to rate under this rate option, the rate shall be the Prime Rate, adjusted for any changes in the Prime Rate as of the day such Prime Rate changes;
___ The rate(s) set forth in Schedule 1 attached to this Note and incorporated herein by reference;
___ Those rates which have been offered by the Lender to the Borrower in the Loan Agreement or Commitment Letter checked below, the provisions of which shall determine such rates, the procedure for the selection of such rates and the time periods for which such rates shall apply.
In no case shall interest exceed the maximum rate permitted by applicable law.

To the extent not prohibited by law, a late charge not to exceed 5% of the payment amount shall be assessed on any payment remaining unpaid on the fifteenth day after the payment due date.

ON THE DATE HEREOF, THE RATE OF INTEREST ON THIS NOTE, EXPRESSED IN SIMPLE INTEREST TERMS, IS 8.25% PER ANNUM.

If the interest is based upon the Prime Rate, such interest rate will be adjusted on:
 X  The day the Prime Rate changes; ___ Other       .
Due: ___ On principal payment dates; X Other: THE FIRST DAY OF THE MONTH BEGINNING NOVEMBER 1, 1996.


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Interest will be calculated on the basis of:  X   A year of 360 days and paid
for the actual number of days elapsed; ___ Other      .

After demand or maturity (whether by acceleration or otherwise), as applicable, interest on any unpaid balance hereof shall be payable on demand at a rate per annum equal to 150% of the Prime Rate, or if greater, 2% above the rate applicable prior to demand or maturity, adjusted for any changes in the Prime Rate as of the day such Prime Rate changes, not to exceed the maximum rate permitted by applicable law.

As used herein, "Prime Rate" refers to that interest rate so denominated and set by the Lender from time to time as an interest rate basis for borrowings. The Prime Rate is one of several interest rate bases used by the Lender. The Lender lends at interest rates above and below the Prime Rate.

All payments on this Note shall be applied first to accrued interest, then to principal, and then to late charges.

___ The terms and conditions in a Loan Agreement dated            between the
     parties hereto as the same shall be amended from time to time shall be considered a part hereof to the same extent as if written herein.

 X The terms and conditions in a Commitment Letter dated OCTOBER 21, 1996 from the Lender to the Borrower, as the same may be amended, extended or replaced from time to time, shall be considered a part hereof to the same extent as if written herein.

___

To secure the indebtedness evidenced by this Note, together with any extensions, modifications, or renewals thereof, in whole or in part, as well as all other indebtedness, obligations and liabilities of the Borrower to the Lender or to any of Lender's Affiliates (as hereinafter defined), now existing or hereafter incurred or arising (hereinafter sometimes referred to collectively as the "Obligations"), except for other indebtedness, obligations and liabilities owing to any of Lender's Affiliates that constitute open-end credit under, or are subject to, the disclosure requirements of the Truth-in-Lending Act and Federal Reserve Board Regulation Z or any applicable state consumer protection laws (hereinafter collectively referred to as "Consumer Debt"), the Borrower does hereby grant to the Lender and to such Lender's Affiliate (as the case may be) a security interest in and security title to, and does hereby assign, pledge, transfer and convey to Lender and such Lender's Affiliate (as the case may be), the following described property:

  WACHOVIA BANK OF GEORGIA, N.A. CERTIFICATE OF DEPOSIT # 6139531    .

whether now owned or hereafter acquired, together with any and all additions and accessions thereto or replacements thereof, returned or unearned premiums from any insurance written in connection with this Note and any products and/or proceeds of any of the foregoing. As used herein, "Lender's Affiliates" means any entity or entities now or hereafter directly or indirectly controlled by Wachovia Corporation or any successor thereto. In no event, however, shall the Lender or the Lender's Affiliates (as the case may be) have a security interest in any goods acquired by the Borrower for personal, family or household purposes more than 10 days after the date of this Note, unless such goods are added to or attached to the Collateral (as hereinafter defined). In addition, to the extent not prohibited by law, the Borrower hereby grants to the Lender and to such Lender's Affiliate (as the case my be) a security interest in and security title to, and does hereby assign, pledge, transfer and convey to Lender and such Lender's Affiliate (as the case may be), (i) all other property of the Borrower of every kind or description now or hereafter in the possession or control of the Lender or of any of Lender's Affiliates, exclusive of any such property in the possession or control of the Lender or any of Lender's Affiliates as a fiduciary other than as agent, for any reason including, without limitation, all cash, stock or other dividends and all proceeds thereof, and all rights to subscribe for securities incident thereto and any substitutions or replacements for, or other rights in connection with, any of the Collateral and (ii) any balance or deposit accounts of the Borrower, whether such accounts be general or special, or individual or multiple party, and upon all drafts, notes, or other items deposited for collection or presented for payment by the Borrower with the Lender or the Lender's Affiliates (as the case may be), exclusive of any such property in the possession or control of the Lender or any Lender's Affiliates as a fiduciary other than as agent, and the Lender and the Lender's Affiliates (as the case may be) may at any time, without demand or notice, appropriate and apply any of such to the payment of any of the Obligations, whether or not due, with the exception of Consumer Debt. All property described in this paragraph, in which the Borrower has granted to the Lender and the Lender's Affiliates a security interest or security title hereunder, is herein collectively referred to as the "Collateral." If, with respect to any Collateral in the form of investment securities, a stock dividend is declared or any stock split-up made or right to subscribe issued, all the certificates for the shares representing such stock dividend or split-up or right to subscribe will be immediately delivered, duly endorsed, to the Lender as additional Collateral. The Lender and the Lender's Affiliates (as the case may be) shall be deemed

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to have possession, control and custody of any Collateral actually in transit to it or to any of its offices or agents.


**This is a revolving Line of Credit whereby the borrower can borrow, repay and borrow.

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If at any time the Collateral pledged as security for any of the Obligations shall be or become unsatisfactory to the Lender or should the Lender deem itself insecure, the Borrower will immediately furnish such further property to be held by the Lender as if originally pledged as Collateral hereunder or make such payment on account as will be satisfactory to the Lender.

The Lender shall have, but shall not be limited to, the following rights, each of which may be exercised at any time: (i) to transfer this Note and the Collateral, and any transferee shall have all the rights of the Lender hereunder and the Lender shall be thereafter relieved from any liability with respect to any Collateral so transferred; (ii) to transfer the whole or any part of the Collateral in the name of itself or its nominees; (iii) to vote any investment securities forming a part of the Collateral; (iv) to notify the obligors on any Collateral to make payment to the Lender of any amounts due thereon; (v) to execute at any time in the name of any party hereto and to file financing statements covering any of the Collateral; (vi) to receive or take control of any income or other proceeds of any of the Collateral; and (vii) to request and receive current financial information from any party liable for all or any part of the Obligations.

Furthermore, the Lender shall have the right to require Borrower to maintain insurance on such of the Collateral, with such companies, in such amounts and against such risks as Lender may request. All policies of insurance will specify that Lender is an additional insured as its interest may appear and shall provide that such insurance shall not be cancellable by the Borrower or the insurer without at least 10 days advance written notice to Lender. In the event any or all insurance hereinbefore provided is cancelled, any returned premium thereon shall be payable to Lender and may be applied by Lender to any part of the Obligations, whether matured or unmatured. Lender is authorized to receive the proceeds of any insurance loss and at the option of Lender shall apply such proceeds toward either the repair or replacement of the Collateral or the payment of the Obligations secured hereby. If the Borrower fails to maintain such insurance, Lender may, at its option, but without obligation, purchase such insurance or pay any premium owing and any such sum paid by Lender shall be payable by Borrower on demand by Lender or at Lender's option may be added to any of the Obligations.

Upon (i) any failure of any Obligor (which term shall include the Borrower and each endorser, surety or guarantor of this Note) to pay any of the Obligations when due or to observe or perform any agreement, covenant or promise hereunder or in any other agreement, note, instrument or certificate of any Obligor to the Lender, or to any of Lender's Affiliates, now existing or hereafter executed in connection with any of the Obligations, including, but not limited to, a loan agreement, if applicable, and any agreement guaranteeing payment of any of the Obligations; (ii) any default of any Obligor in the payment or performance of any other liabilities, indebtedness or obligations to any other creditor or to allow or permit any other liabilities, indebtedness or obligations to any other creditor to be accelerated (iii) any failure of any Obligor to furnish Lender current financial information upon request; (iv) any failure of any Obligor or any pledgor of any security interest in the Collateral (the "Pledgor") to observe or perform any agreement, covenant or promise contained in any agreement, instrument or certificate executed in connection with the granting of a security interest in property to secure the Obligations; (v) any warranty, representation or statement made or furnished to the Lender by or on behalf of any Obligor or Pledgor in connection with the extension of credit evidenced by this Note proving to have been false in any material respect when made or furnished; (vi) any loss, theft, substantial damage, destruction, sale, foreclosure of or encumbrance to any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon or the rendering of any judgment or lien or garnishment or attachment against any Obligor or his property, whether actual or threatened; (vii) the death, dissolution, change in control, termination of existence, insolvency, business failure, or appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws, state or federal, by or against the Borrower or any other Obligor; (viii) any discontinuance or termination of any guaranty of any of the Obligations by a guarantor; or (ix) the Lender deeming itself insecure; thereupon, or at any time thereafter, the Lender at its option may terminate any obligation to extend any additional credit or make any other financial accommodation to the Borrower and/or may declare all of the Obligations to be immediately due and payable, all without notice or demand, and shall have in addition to and independent of the right to declare the Obligations to be due and payable and any other rights of the Lender under this Note or any other agreement with any Obligor or any Pledgor, the remedies of a secured party under the Uniform Commercial Code of Georgia, as amended from time to time (the "Code") including, without limitation thereto, the right to take possession of the Collateral, or the proceeds thereof and to sell or otherwise dispose thereof, and for this purpose, to sign in the name of any Obligor or Pledgor, any transfer, conveyance or instrument necessary or appropriate in order for the Lender to

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sell or dispose of any of the Collateral, and the Lender may, so far as the
Borrower can give authority therefor, enter upon the premises on which the Collateral or any part thereof may be situated and remove the same therefrom, without being liable in any way to any Obligor on account of entering any premises. The Lender may require the Borrower to assemble the Collateral and make the Collateral available to the Lender at any place to be designated by the Lender which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give the Borrower written notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is mailed, postage prepaid, or otherwise given, to the Borrower or Pledgor at the last address shown on the Lender's records at least five days before such disposition. If any Obligation (including but not limited to the Note) is a demand instrument, the statement of a maturity date, the requirement for the payment of periodic interest or the recitation of defaults and the right of Lender to declare any Obligation due and payable shall not constitute an election by Lender to waive its right to demand payment under a demand at any time and in any event as Lender in its sole discretion may deem appropriate.

The rights of the Lender specified herein shall be in addition to, and not in limitation of the Lender's rights under the Code, or any other statute or rules of law conferring rights similar to those conferred by the Code, and under the provisions of any other instrument or agreement executed by the Borrower, any other Obligor or any Pledgor to the Lender. Any rights or remedies of the Lender may be exercised or taken in any order or sequence whatsoever, at the sole option of the Lender.

The security agreement set forth herein and the security interest in the Collateral created hereby shall terminate only when all of the Obligations have been indefeasibly paid in full and such payments are no longer subject to rescission, recovery or repayment upon the bankruptcy, insolvency, reorganization, moratorium, receivership or similar proceeding affecting the Borrower or any other person. No waiver by the Lender of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. All rights of the Lender hereunder shall inure to the benefit of its successors and assigns, and all obligations of the Borrower shall bind the heirs, legal representatives, successors and assigns of the Borrower. The Borrower and each endorser, surety or guarantor of this Note, whether bound by this or by separate instrument or agreement, shall be jointly and severally liable for the indebtedness evidenced by this Note and hereby severally (1) waive presentment for payment, demand, protest, notice of nonpayment or dishonor and of protest and any and all other notices and demands whatsoever; (2) consent that at any time, or from time to time, payment of any sum payable under this Note may be extended without notice whether for a definite or indefinite time; and (3) agree to remain liable until all of the Obligations are paid in full notwithstanding any impairment, substitution, release or transfer of Collateral or any one or more Borrower or Obligor by the Lender or any of Lender's Affiliates, with or without consideration, or of any extension, modification or renewal. No conduct of the holder shall be deemed a waiver or release of such liability, unless the holder expressly releases such party in writing. In the event the indebtedness evidenced hereby is collected by or through an attorney, the holder shall be entitled to recover reasonable attorneys' fees (15% of the then outstanding principal and interest of the indebtedness, to the extent not prohibited by law) and all other costs and expenses of collection. Time is of the essence.

This Note, and the rights and obligations of the parties hereunder, shall be governed and construed in accordance with the laws of the State of Georgia.

IN WITNESS WHEREOF, the Borrower has executed this Note under seal the day and year set forth above.

Witness:
                                    ----------------------------------------
                                            (Individual Borrower)

--------------------------------    ----------------------------------------
                                            (Individual Borrower)

________________________________    Borrower:

                                    American Consumers, Inc.
                                    -------------------------------
Attest:                                (Name of Corporation or Partnership)

  /s/ Reba Southern              By:  /s/ Michael A. Richardson
--------------------------------    ---------------------------------------
Reba Southern                          Michael A. Richardson

Title: Secretary                 Title: President

(Corporate Seal)